Supplemental Income Statement Information	12 Months Ended
Dec. 31, 2017
Supplemental Income Statement Information
Supplemental Income Statement Information

NOTE 5.  Supplemental Income Statement Information

Other expense (income), net consists of the following:

(Millions)	2017	2016	2015
Interest expense	$322	$199	$149
Interest income	(50)	(29)	(26)
Pension and postretirement net periodic benefit cost (benefit)	(128)	(196)	34
Total	$144	$(26)	$157

The Company recorded an early debt extinguishment charge of approximately $96 million which was included within interest expense in the fourth quarter of 2017.

Pension and postretirement net periodic benefit costs described in the table above include all components of defined benefit plan net periodic benefit costs except service cost, which is reported in various operating expense lines. Refer to Note 12 for additional details on the components of pension and postretirement net periodic benefit costs.